SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     JUNE 2, 2004
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                          Georgian Bancorporation, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Georgia                   000-50717                58-2531498
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  (State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

                               3270 Florence Road
                         Powder Springs, Georgia  30127
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (770) 943-1400
                                                    ----------------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE

     On June 2, 2004, Georgian Bancorporation, Inc., a Georgia corporation (the "Company"), mailed a letter dated June 2, 2004 to its shareholders regarding its activities and plans. The Company's letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to
                                         ------------
the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEORGIAN BANCORPORATION, INC.


Date: June 2, 2004                  By:  /s/ Philip Ekern
                                       ----------------------------
                                       Philip Ekern
                                       Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION


Exhibit 99.1     Letter to shareholders dated June 2, 2004


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